                                                                    Exhibit 10.1

                                 LEASE AGREEMENT
                                 ---------------


            LANDLORD:         New Boston Batterymarch Limited Partnership

            TENANT:           Network Engines, Inc.

            PREMISES:         15 Dan Road
                              Canton, Massachusetts


                           SUBMISSION NOT AN OPTION
                           ------------------------

THE SUBMISSION OF THIS LEASE FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, A RESERVATION OF, OR OPTION FOR THE PREMISES AND SHALL VEST NO RIGHT IN ANY PARTY. TENANT OR ANYONE CLAIMING UNDER OR THROUGH TENANT SHALL HAVE THE RIGHTS TO THE PREMISES AS SET FORTH HEREIN AND THIS LEASE BECOMES EFFECTIVE AS A LEASE ONLY UPON EXECUTION, ACKNOWLEDGMENT AND DELIVERY THEREOF BY LANDLORD AND TENANT TO EACH OTHER, REGARDLESS OF ANY WRITTEN OR VERBAL REPRESENTATION OF ANY AGENT, MANAGER OR EMPLOYEE OF LANDLORD TO THE CONTRARY.

                               FROM THE OFFICE OF:

                        Rappaport, Aserkoff and Rappaport
                              One Longfellow Place
                                   Suite 3611
                                Boston, MA 02114

                                      LEASE

                   New Boston Batterymarch Limited Partnership
                                  ("Landlord")
                                       TO

                              Network Engines, Inc.
                                   ("Tenant")

                                Table of Contents
                                -----------------

SECTION I. PREMISES..........................................................1

SECTION II. USE..............................................................1

SECTION III. TERM............................................................2

SECTION IV. RENT.............................................................2

SECTION V. CONSTRUCTION AND PREPARATION OF THE PREMISES......................3

SECTION VI. BUILDING AND EQUIPMENT...........................................6

SECTION VII. FLOOR LOAD, HEAVY MACHINERY.....................................7

SECTION VIII. SERVICES.......................................................7

SECTION IX. UTILITIES........................................................7

SECTION X. RENTABLE AREA.....................................................8

SECTION XI. ADDITIONAL RENT..................................................8

SECTION XII. REMOVAL OF GOODS AND TENANT'S REPAIRS..........................12

SECTION XIII. SALES TAX.....................................................12

SECTION XIV. IMPROVEMENTS AND ALTERATIONS...................................13

SECTION XV. INSPECTION......................................................13

SECTION XVI. CASUALTY.......................................................13

SECTION XVII. EMINENT DOMAIN................................................15

SECTION XVIII. INDEMNIFICATION..............................................16

SECTION XIX. PROPERTY OF TENANT.............................................16

SECTION XX. INJURY AND DAMAGE...............................................17

SECTION XXI. ASSIGNMENT, MORTGAGING AND SUBLETTING..........................17

SECTION XXII. SIGNS, BLINDS AND DRAPERIES...................................18

SECTION XXIII. COMPLIANCE WITH INSURANCE....................................19

SECTION XXIV. INFLAMMABLES, ODORS...........................................19

SECTION XXV. DEFAULT........................................................19

SECTION XXVI. SUBORDINATION.................................................21

SECTION XXVII. NOTICES......................................................21

SECTION XXVIII. RULES AND REGULATIONS.......................................22

SECTION XXIX. QUIET ENJOYMENT...............................................22

SECTION XXX. BINDING AGREEMENT..............................................22

SECTION XXXI. PARTNERSHIP...................................................22

SECTION XXXII. SEISIN.......................................................22

SECTION XXXIII. INSURANCE...................................................23

SECTION XXXIV. SUBROGATION, INSURANCE PREMIUMS..............................23

SECTION XXXV. SHORING.......................................................24

SECTION XXXVI. REZONING.....................................................24

SECTION XXXVII. SEPARABILITY................................................24

SECTION XXXVIII. WAIVER OF TRIAL BY JURY....................................24

SECTION XXXIX. NO WAIVER....................................................24

SECTION XL. HOLDING OVER....................................................24

SECTION XLI. TEMPORARY SPACE................................................25

SECTION XLII. CAPTIONS, PLURAL, GENDER......................................25

SECTION XLIII. BROKERAGE....................................................25

SECTION XLIV. HAZARDOUS WASTE...............................................26

SECTION XLV. SECURITY DEPOSIT...............................................27

SECTION XLVI. LANDLORD'S RIGHT TO PERFORM FOR TENANT........................27

SECTION XLVII. GOVERNING LAW................................................27

SECTION XLVIII. RIGHT OF FIRST OFFER........................................27

SECTION XLIX. MULTIPLE COUNTERPARTS.........................................28

SECTION XLX. RENEWAL OPTION.................................................28

      THIS LEASE (the "Lease") made and entered into this 19th day of October, 1999 by and between NEW BOSTON BATTERYMARCH LIMITED PARTNERSHIP, a Delaware Limited Partnership, having a business address at One Longfellow Place, Suite 3612, Boston, Massachusetts 02114 (hereinafter called "Landlord") and NETWORK ENGINES, INC. (hereinafter called "Tenant").

      SECTION I. PREMISES. Landlord leases to Tenant, and Tenant hereby hires
      ---------  --------
and takes from Landlord the following described premises subject to the mortgages as hereinafter provided.

      The "Premises" are that portion of a building in the Town of Canton, Commonwealth of Massachusetts, having a mailing address of 15 Dan Road, Canton, Massachusetts (hereinafter called the "Building") substantially as shown cross-hatched or outlined in, Exhibit A, (the "Lease Plan") hereto attached and
                              ---------
made a part hereof, consisting of approximately 51,935 square feet of net rentable area (the "Net Rentable Area") in the Building as shown on Exhibit A.
                                                                    ---------
The Building, which consists of approximately 142,073 square feet of net rentable area and the adjacent building known as 45 Dan Road, which consists of approximately 132,697 square feet of net rentable area, and the parcel of land (as described in Exhibit A-1.) on which both are located are hereinafter
                 ------------
referred to as the "Property".

      Landlord reserves and excepts all rights of ownership and use in all respects outside the Premises, including, without limitation, the Building and all other structures and improvements and plazas, parking areas, and common areas on the Property, except that at all times during the term of this Lease, Tenant shall have a reasonable means of access from the street to the Premises and shall have the parking rights set forth herein. Without limitation of the foregoing reservation of rights by Landlord, it is understood that with regard to the Building, Landlord in its sole discretion shall have the right to change, relocate and eliminate facilities therein, to permit the use of or lease of all or part thereof for exhibition and displays, to sell, lease or dedicate all or part thereof to public use; and further that Landlord shall have the right to make changes in, additions to and eliminations from the Building, and other structures and improvements on the Property, the Premises excepted provided, in each case, that there is no unreasonable interference with Tenant's use and enjoyment of the Premises.

      SECTION II. USE. Tenant shall have the right to use, in common with others
      ----------  ---
so entitled, all Common Areas associated with the Building and located in the Building or on the Property including all hallways, elevators, loading docks, freight elevators, access ways, walkways, nonexclusive parking areas, courtyards and landscaped areas. Landlord reserves the right, in its sole and unfettered discretion, to limit, relocate, or diminish the nonexclusive parking areas, provided the Landlord shall maintain a minimum parking ratio of four spaces per 1000 square feet of net rentable area at all times on the Property, and Tenant shall be entitled to the use of the same. Tenant shall use the Premises for general office use, fight assembly and product testing and other reasonable uses incidental and related thereto, provided that Tenant shall not use, permit nor suffer anything to be done or anything to he brought into or kept in the Premises or on the Property which in Landlord's reasonable judgment occasions discomfort or annoyance to any other tenants or occupants of the Building and parking area or which may tend to impair the reputation or appearance of the Building or the Property or tend to interfere with the proper and economic operation of the Building, parking area or the Property by Landlord, or which shall violate the Certificate of Occupancy for the Building or any law or regulation of any governmental body. If, due to Tenant's specific use of the Premises, improvements or alterations to the Premises or the Building are necessary to comply with any requirements imposed by law, Tenant shall pay the entire cost of improvements or alterations. Landlord hereby states, that to the best of its knowledge, and without any representation or warranty that, on the Commencement Date (as hereinafter defined), the Building and the Property will comply with all laws, codes and ordinances then in effect.

      SECTION III. TERM. The term of this Lease shall be a period of five (5)
      -----------  ----
years, commencing on the later to occur of February 1, 2000 or substantial completion of Landlord's Work (hereinafter defined) (such later date being hereinafter referred to as "Commencement Date") and terminating at 11:59 p.m. the day immediately preceding the fifth (5th) anniversary of the Commencement Date (unless the Commencement Date is other than the first day of a calendar month, in which case this Lease shall terminate on the last day of the calendar month in which the fifth (5th) anniversary of the Commencement Date occurs) (hereinafter referred to as "Termination Date"). The term "Lease Year" shall mean the twelve (12) month period commencing upon the Commencement Date, (or, if the Commencement Date occurs on other than the first day of a calendar month, commencing on the first day of the first calendar month occurring after the Commencement Date, with the first Lease Year in such case also to include the period between the Commencement Date and the beginning of the following month), and each successive twelve (12) month period during the term hereof. In the event that the Commencement Date herein is not a date certain, at the request of either party at any time following initial occupancy of the Premises by Tenant, Landlord and Tenant shall execute a written memorandum reflecting the date of initial occupancy and confirming the Commencement Date.

      The Landlord's Work shall be deemed substantially complete upon the earlier to occur of (i) taking of possession of the Premises by Tenant and the operation of its business therein or (ii) upon the issuance of a certificate of substantial completion by Landlord's architect, and to the extent applicable, a temporary or permanent certificate of occupancy from the appropriate department, notwithstanding that minor or insubstantial details of construction, mechanical adjustment or decoration which do not materially interfere with Tenant's ability to conduct business in the Premises remain to be performed.

      SECTION IV. RENT. Tenant shall pay "Rent" at the annual rate of $10.75
      ----------  ----
Dollars ($10.75) per square foot for Lease Years One through Three, and $11.85 per Net Rentable Area for Lease Years Four and Five, for the Net Rentable Area of the Premises as set forth in Section I of this Lease.

      The Rent shall be paid in equal installments of one-twelfth (1/12) of the annual Rent in advance of the first day of each calendar month.

      Tenant shall pay a proportionate part of such monthly installment for any fraction of a calendar month at the beginning or end of the Lease term.

      In the event that the Rent is not paid within ten (10) days after the due date, Landlord shall assess and Tenant shall pay a late charge in an amount equal to interest at the rate of prime rate plus two percent (2%) on the unpaid balance from the date said Rent became due. All other charges which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon, shall be deemed to be "Additional Rent" and in the event of non-payment thereof by Tenant, Landlord shall have all the rights and remedies with respect thereto as would accrue to Landlord for non-payment of Rent. Tenant shall pay the Rent and Additional Rent without demand or notice and without deduction, abatement, counterclaim, or set-off, except as expressly set forth herein to the Landlord in care of New Boston Management Services, Inc., Agent for New Boston Batterymarch Limited Partnership, One Longfellow Place, Suite 3612, Boston, Massachusetts 02114-2434, or at such other place as designated from time to time by Landlord in writing.

      SECTION V. CONSTRUCTION AND PREPARATION OF THE PREMISES.
      ---------  --------------------------------------------

      (A) Landlord's Work.
          ---------------

            (1) Landlord shall install a separate entrance to the Premises from the parking area and new restrooms as required by code in the Premises for Tenant's exclusive use at Landlord's sole cost and expense, in accordance with plans and specification approved by Tenant, such approval shall not be unreasonably withheld or delayed. In addition, Landlord shall do the work described on Exhibit B attached hereto in accordance with final plans and
             ---------
specifications, to be prepared by Tenant's Architect and reviewed and approved by Landlord, which approval shall not be unreasonably withheld or delayed (hereinafter referred to as "Build-Out Drawings"). The Build-Out Drawings shall be prepared in accordance with the requirements of Tenant's space and shall be reviewed by or on behalf of Landlord within ten (10) days of completion of said Build-Out Drawings. Any disapproval by Landlord of the Build-Out Drawings shall be accompanied by a reasonably specific statement of reasons therefor. Tenant shall cause the Build-Out Drawings to be revised in a manner reasonably sufficient to remedy Landlord's objections and/or respond to Landlord's concerns and for such revised plans to be redelivered to Landlord, and Landlord shall either approve or disapprove the revised Build-Out Drawings within ten (10) days following the date of submission thereof. The process of submission, review and revision (if requested by Landlord) shall continue until such time as Landlord has approved the Build-Out Drawings. Landlord shall perform the work shown on the Build-Out Drawings (hereinafter referred to as "Landlord's Work") in a good and workmanlike manner, in accordance with all laws, rules, regulations and ordinances applicable thereto, and pursuant to a Town of Canton Building Permit. Landlord's Work shall be done by Landlord's choice of contractors such choice to be subject to the approval of Tenant, which approval shall not be unreasonably withheld or delayed, (hereinafter referred to as "General Contractor") pursuant to a Stipulated Sum AIA Document A101 Standard Form of Agreement Between Owner and Contractor. Tenant shall have no authority to make changes to the Build-Out Drawings after approval of the same by Landlord and

Tenant, whether by change order or otherwise, absent Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed (hereinafter referred to as "Tenant Change Orders"). Such approval, if given, shall be conditioned upon Tenant agreeing only if: (a) any increased costs incurred as a result of any such Change Orders shall be included within the "Excess TI" (as hereinafter defined), and (b) Tenant agrees that if such changes shall cause a delay in achieving substantial completion, Tenant's obligation to pay Rent and Additional Rent shall commence as if such Change Orders had not been agreed to by Landlord, and substantial completion had not been so delayed.

            (2) Prior to the commencement of Landlord's Work, Landlord shall provide Tenant with the General Contractor's firm quote for the cost of performing Landlord's Work. Tenant shall either approve said quote or shall be deemed to have approved said quote if it fails to notify Landlord of its disapproval in writing within ten (10) days of receipt of said quote. If approved or deemed approved, Landlord shall enter into a Stipulated Sum AIA Document A101 Standard Form of Agreement between Owner and Contractor in the contract amount of said firm quote. Landlord warrants that the cost of performing the scope of Landlord's Work as shown on the Build-Out Drawings shall not exceed the General Contractor's firm quote, subject, however, to cost increases due to Change Orders for work required by public authorities having jurisdiction in order to permit the issuance of a Town of Canton Building Permit or Certificate of Occupancy. Landlord shall provide an allowance of up to $415,480.00 (hereinafter referred to as the "TI Contribution") towards the actual costs of performing Landlord's Work (hereinafter referred to as the "TI Contribution"). The costs of performing Landlord's Work in excess of the TI Contribution shall be borne by Tenant (hereinafter referred to as the "Excess TI."). Tenant shall reimburse the Excess TI, if any, to Landlord in two installments, fifty percent (50%) of which shall be paid prior to commencement of that portion of Landlord's Work which exceeds the TI Contribution (and five
(5) business days after written demand therefor), and fifty percent (50%) of which shall be paid upon substantial completion of Landlord's Work and shall reflect a reconciliation of the actual Excess TI amount. In that Landlord will not commence Landlord's Work until such time as it receives payment from Tenant for the first Excess TI Installment, for each day which elapses after the date on which such payment is due, Tenant shall pay to Landlord a penalty equal to one days' worth of Rent.

            (3) The Landlord's Work shall be deemed substantially complete upon the issuance of certificate of substantial completion by Landlord's architect, and to the extent applicable, the issuance of a temporary or permanent certificate of occupancy from the appropriate department, notwithstanding that minor or insubstantial details of construction, mechanical adjustment or decoration which do not materially interfere with Tenant's ability to conduct business in the Premise remain to be performed.

            (4) The taking of possession of the Premises by Tenant shall be conclusive evidence of the acceptance of the Premises by Tenant and that the Premises are in good and satisfactory condition, in accordance with Landlord's obligations hereunder, subject to (i) latent defects, and (ii) any "punchlist items" identified by Tenant to Landlord within ten (10) business days of

Tenant's taking of possession. Landlord shall complete or repair or cause to be completed or repaired all of the foregoing matters at no cost or expense to Tenant promptly following Landlord's receipt of notice of the need for such completion or repair.

      (b) Tenant's Work. Tenant shall do the work, if any, shown on Exhibit B,
          -------------                                             ---------
("Tenant's Work") as the work on the part of the Tenant, in a good and workmanlike manner in accordance with "Plans and Specifications" which have Landlord's written approval, not to be unreasonably withheld or delayed, prior to the commencement of Tenant's Work. Tenant shall furnish and install any and all necessary trade fixtures, equipment and other items necessary for the proper conduct of Tenant's business. "Plans and Specifications", as used in this
Section V(b) and in Section XIV shall mean documents and drawings sufficient for contract bidding and work completion. All of the foregoing work and all work Tenant may undertake pursuant to Section XIV of this lease shall be done in accordance with all laws, rules, regulations and ordinances applicable thereto, including, if necessary, compliance with the Americans With Disabilities Act, and the acquisition by Tenant of a Town of Canton Building Permit. In no event shall Landlord be required to provide or install any trade fixtures or equipment.

      Tenant agrees to employ for any work it may do pursuant to Sections V (b) and XIV of this Lease one or more responsible contractors whose labor will work in harmony with other labor working in and on the Building and Property and with suppliers of materials for use in construction in and on the Building and Property, and especially Tenant agrees that it will not do or permit to be done anything which would cause any labor difficulty in connection with any construction in and on the Building and Property.

      Tenant shall require all such contractors employed by Tenant to carry Worker's Compensation Insurance in accordance with statutory requirements and to carry Commercial General Liability Insurance and Automobile Liability Insurance covering such contractors in or about the Premises, Building or Property in amounts not less than One Million ($1,000,000) Dollars combined single limits for property damage, for injury or death of more than one person in a single accident and to submit certificates of insurance evidencing such coverage to Landlord prior to commencement of such work. Tenant agrees to indemnify and hold harmless Landlord from all claims, actions, demands and causes of actions occasioned by Tenant's contractors being on or about the Premises or the Building or the Property of which the same form a part and from Tenant's contractors performing work in the Premises.

      All contractors, subcontractors, mechanics, laborers, materialmen, and others who perform any work, labor or services, or furnish any materials, or otherwise participate in the labor or services, or furnish any materials, or otherwise participate in the improvement of the Premises shall be and are hereby given notice that Tenant is not authorized to subject Landlord's interest in the Premises, Building or Property to any claim for mechanics', laborers' and materialmen's liens, and all persons dealing directly or indirectly with Tenant may not look to the Premises, Building or Property as security for payment. Tenant shall save Landlord harmless from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of the making of any such additions, improvements, alterations and/or installations.

      SECTION VI. BUILDING AND EQUIPMENT.
      ----------  ----------------------

      (a) Landlord's Obligations. Landlord shall keep in good and operable condition and repair, consistent with other buildings of similar quality and age, the structure and exterior of the Building, HVAC and life safety systems, the water and sewer connection to a single point in the Premises, the electrical service to a single distribution point serving the Premises, and the gas service to a single distribution point serving the Premises (except for such equipment and service lines installed by Tenant and except as otherwise provided in this Lease), and the exterior parking area serving the Building. The Landlord shall keep the sidewalks, stairways, and all other means of ingress and egress for the Premises and all public portions of the Building in good and operable repair and in a reasonably clean and safe condition. Landlord reserves the right to interrupt, curtail, stop and suspend the furnishing of any services and operation of the plumbing and electrical, heating and air conditioning systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which may become necessary or when it cannot secure supplies or labor or by reason of any other cause beyond its control, without liability or any abatement of Rent or Additional Rent being due thereby. Landlord shall use diligent efforts to minimize the disruption of Tenant's business and, where possible, Landlord shall perform repairs after normal business hours.

      Notwithstanding the foregoing, if as a result of:

            1. Landlord's negligence, misconduct or intentional actions, or failure to fulfill any covenant or provision of this Lease on its part to be performed (unless such failure is caused in whole or substantially in part by the action or inaction of Tenant) which negligence, misconduct, intentional actions, or failure affects the life safety, mechanical, electrical and/or plumbing systems of the Building ("Essential Services"); or

            2. the United States Environmental Protection Agency, or any other federal, state or municipal governmental agency, officially declaring the Building or the Premises untenantable (unless such condition is caused in whole or in part by the action or inaction of Tenant), the conduct of Tenant's business is materially and adversely interfered with ("Material Failure to Provide Services"), or for any other reason causing a material failure to provide services for a period of thirty (30) days, then Tenant shall have the right hereinafter set forth. During such period of Material Failure to Provide Services, Landlord will, if reasonably practical, arrange for the provision of Essential Services on an interim basis via temporary measures until final corrective measures can be accomplished. In the event a Material Failure to Provide Services is not remedied by Landlord within five (5) consecutive business days after written notice thereof from a corporate officer of Tenant, then Tenant shall have the right to abate the Rent and Additional Rent due or becoming due under this Lease until said Material Failure to Provide Services is remedied by Landlord, but only to the extent that the foregoing conditions materially and adversely interfere with Tenant's business in the Premises. Said rent abatement shall be taken as a credit in four (4) equal installments against Tenant's rental obligations for the next four (4) successive calendar months hereunder.

      (b) Tenant's Obligations. Tenant will maintain the Premises including all
          --------------------
mechanical and electrical and plumbing systems within the Premises;; all partitions, walls (other than the structure of load bearing walls), doors, loading docks and windows of the Premises; and all other portions thereof in the condition each of the same were in at the time of the delivery thereof to Tenant, but in all events in good and tenantable working order, condition and repair and will repair and replace the same when necessary so as to comply with the foregoing, except only for reasonable wear and tear and damage by casualty for which and to the extent Landlord is required to purchase casualty insurance as provided in this Lease.

      SECTION VII. FLOOR LOAD, HEAVY MACHINERY. Tenant shall not place a load
      -----------  ---------------------------
upon any floor of the Premises exceeding the floor load per square foot area which floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the position of all file cabinets, business machinery and mechanical equipment (including safes) which Tenant may place in the Premises. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to prevent transmission of noise and vibration to any other part of the Building in which the Premises are located. Any moving of any machinery and/or equipment into, out of, or within the Premises shall be done only with the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed, and shall be at the sole risk and hazard of Tenant and Tenant will indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. In the event riggers shall be required to accomplish such moving, only persons holding a Master Rigger's License shall perform the work. Tenant shall not in any way break, cut into, or damage the exterior perimeter walls or insulating panels of the Building in installing, ventilating or exhausting its equipment or in any other manner.

      SECTION VIII. SERVICES. Landlord shall provide:
      ------------  --------

      (a) Electricity for normal lighting of the outside of the Building and parking lot areas.

      (b) Electric service to one distribution point serving only the Premises,

      (c) Gas service to roof mounted heating and air conditioning units serving only the Premises.

      (d) Water and sewer to the Premises.

      (e) Such other services as are currently available to the Premises and Building (in the capacities now available), including but not limited to landscaping, snow removal and common area maintenance and cleaning (including the health club and cafeteria).

      SECTION IX. UTILITIES. Tenant shall pay for all gas, electricity and
      ----------  ---------
telephone services furnished to the Premises by Landlord or any other supplier, exclusive of gas and electricity for HVAC service to the Premises. Electricity and gas shall be separately metered to Tenant and shall be billed directly to Tenant by the appropriate public utility company or, if same are not so separately metered, same shall be billed to Landlord and Landlord, in turn, shall invoice Tenant for its portion thereof based on "check meters" to be installed by Landlord at its cost (provided that the rates charged by Landlord may not exceed Landlord's actual cost or the rate that would be charged to Tenant if Tenant were a direct customer of the public utility provider).

The listing of any utility service in the previous sentence shall not constitute a representation that such utility service is available to the Premises, except that Landlord represents and warrants to Tenant that the Premises will be serviced by the existing BellAtlantic underground telecommunications service.

      SECTION X. RENTABLE AREA. The Net Rentable Area shall be the area stated
      ---------  -------------
in Exhibit A and Section I of this Lease.
   ---------

      SECTION XI. ADDITIONAL RENT. In addition to the Rent set forth in Section
      ----------  ---------------
IV of this Lease, Tenant shall pay Landlord as Additional Rent its proportionate share of the Taxes and the Operating Costs as set forth in this Section XI. For the purposes of this Section XI, the following words and terms shall have the following meaning:

      (a) "Tenant's Building Proportionate Share" of the total Taxes and Operating Costs shall be the percentage based on the ratio of (a) the Rentable Area of the Premises to (b) the Rentable Area of the Building. As of the Commencement Date, Tenant's Building Proportionate Share of Taxes and Operating Costs shall allocable solely to the Building shall be thirty-six and fifty-six one hundredths percent (36.56%). Taxes and Operating Costs allocable to the Building shall include, without limitation, real estate taxes, common electric, lobby and common area fees, trash and management fees (not to exceed market rates) for the Building. All allocations for Taxes and Operating Costs as between the Building and the Property shall be done on a fair and equitable basis and are subject to change.

      (b) "Tenant's Property Proportionate Share" of the total of Taxes and Operating Costs allocable to the Property consisting of 15-45 Dan Road shall be the percentage based on the ratio of (i) the Rentable Area of the Premises to
(ii) the Rentable Area of the Property, which as of the Commencement Date is eighteen and ninety one hundredths percent 18.90%). Taxes and Operating Costs allocable to the Property shall include, without limitation, landscaping, snow removal, cafeteria expenses, health club expenses, parking expenses and taxes attributable to the parking lot and insurance.

      (c) "Tax Year" shall mean the twelve month period commencing July 1, 1999, and each twelve month period commencing on an anniversary of said date during the term of the lease.

      (d) "Taxes" shall mean the real estate taxes and assessments imposed upon Landlord with respect to the parcel commonly known as 15-45 Dan Road, Canton, Massachusetts, as such parcel is defined in the records of the Assessor's Office of Canton on January 1, 1999 including all structures located thereon, and any and all other taxes, levies, betterments, assessments and charges arising from the ownership and/or operation of said parcel and all the structures located thereon which are or shall be imposed by a National, State or Municipal or other authorities which are or may become a lien upon Landlord and/or said parcel, but excluding any fee or penalty levied on Landlord for late payment thereof. If, or to the extent that, due to a future change in the method of taxation any franchise, profit or other tax shall be levied against Landlord in substitution or in lieu of any tax which would otherwise constitute a real estate tax, such franchise, profit or other tax shall be deemed to constitute "Taxes" for the purposes hereof. It is recognized and agreed by Landlord and Tenant that it is their intention by this paragraph to include in "Taxes" that which in tax year 1999 was commonly known in Canton as "real estate taxes", including that portion covered by the school tax rate, and any type of tax or assessment which may, throughout the term hereof be substituted, in whole or in part therefor. If, in any tax year after the tax year 1999, the Town of Canton or any of its departments, shall require Landlord to pay for any service which during the fiscal tax year 1999 was provided by said Town of Canton or any of its departments without requiring payment by Landlord, then all such payments due on account of services rendered during any tax year after the tax year 1999 shall, for purposes of this Section XI(a) be considered and treated as real estate taxes for the tax year for which such payments are due. Without in any way limiting the generality of the preceding sentence some of the services for which the Town of Canton or any of its departments might require payment are: police protection, fire protection, public schools, library services, park services, building inspections. Water and sewer use charges are covered elsewhere in this Lease and the same shall not enter into the calculations made under this Section XI(a).

Taxes for such fiscal Tax Year.

      (e) "Operating Costs" shall mean all costs reasonably incurred and expenditures of whatever nature made by the Landlord, whether directly or by allocation, in the operation, management, repair, cleaning and maintenance of the Building, Premises, Property, related equipment and facilities and appurtenant parking and landscaped areas, heating and cooling equipment (except to the extent the same are separately borne by tenants), including but not limited to the following:

            1. All costs for fire, extended coverage, casualty, liability, workers compensation, rental interruption insurance, and all other bonds and insurance as may be required by the holder or guarantor of the mortgage upon the Building in which the Premises are located, or otherwise reasonably required.

            2. Water and sewer charges.

            3. Landscaping and snow removal.

            4. Rubbish removal.

            5. Electricity and gas charges except to the extent that the same are separately metered or apportioned to tenants, including without limitation, the cost of electric current for the operation of public lights inside and outside the Building, and the parking area.

            6. Security service equipment and contracts, if any.

            7. Exterminating services and contracts.

            8. Wages including all fringe benefits, federal and state payroll, unemployment and old age taxes paid by Landlord on account of all employees, up to the level of Building Manager, who are employed in, about or on account of the land, Building or other improvements of which the Premises are a part. Employees shall include administrative and overhead personnel.

            9. The cost of labor and materials used in cleaning the Building, surrounding areaways and windows in the Building, the Property, and the parking area.

            10. Supplies.

            11. All costs for permits and fees, except those associated with work undertaken solely for an individual tenant.

            12. The cost of any capital improvements or additions made to the Building designed to reduce operating expense or required by applicable law not in effect as of the date hereof after the commencement of the term of this Lease, such cost thereof to be amortized over such improvement's or addition's useful life together with interest on the unamortized balance at the rate which is two percent (2%) above the prime rate from time to time charged by BankBoston, or its successor, or such higher rate as may be paid by Landlord for funds borrowed to construct said capital improvements or additions, it being agreed that in each lease year there shall be included in Operating Costs only such years allocable share of the amortization and interest described in this
Section XI(e)12.

            13. All management fees paid for the Manager of the Building, and all asset management fees, provided that all such management fees under no circumstances may exceed 5% of the base rents received from the Building.

      The following items shall be excluded from Operating Costs:

      i. legal fees for lease negotiations and disputes with tenants and legal and auditing fees, other than legal and auditing fees reasonably incurred in connection with maintenance and operation of the Building, or in connection with the preparation of statements required pursuant to Additional Rent or lease escalation provisions contained in tenant leases;

      ii. costs and expenses for which Landlord receives compensation through proceeds of insurance or condemnation awards;

      iii. costs of correcting, defects in the Building or the Building equipment or replacing the defective equipment to the extent such costs may relate to items covered by warranties or manufacturers, suppliers or contractors or otherwise borne by parties other than Landlord

      iv. cost of repairs or replacements incurred by reasons of fire or other casualty or caused by the exercise of the right of eminent domain or compensable to Landlord; by virtue of insurance carried or required to be carried by Landlord;

      v. interest or penalties resulting from delinquent payments by Landlord, provided such delinquent payments are not caused by Tenant;

      vi. the cost of the removal and remediation, as required by law, of any and all such hazardous materials, provided and so long as such materials were not introduced into the Premises by Tenant;

      vii. fines, penalties and interest, provided such fees, fines or penalties are not the result of actions or inaction by Tenant;

      viii. leasing commissions.

      (f) "Aggregate Taxes and Operating Costs" shall mean the total of (a) Tenant's Building Proportionate Share of Taxes and Operating Costs and (b) Tenant's Property Proportionate Share of Taxes and Operating Costs in any calendar year.

      (g) "Taxes and Operating Costs Excess" shall mean the amount by which the Aggregate Taxes and Operating Costs in any calendar year exceed three and sixty-three one hundredths dollars ($3.63) per square foot per annum.

      (h) Estimated payments by Tenant on account of Tenant's Taxes and Operating Cost Excess shall be made on the first day of each and every calendar month during the Term of this Lease, beginning on the Commencement Date, in the fashion herein provided for the payment of Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Lease Year a sum equal to Tenant's required payments on account of the Taxes and Operating Costs Excess for such Lease Year. Within ninety (90) days after the end of each Lease Year, Landlord shall submit to Tenant a reasonably detailed accounting of Taxes and Operating Costs for the Building and the Property for such Lease Year, and Landlord shall certify to the accuracy thereof. If estimated payments theretofore made for such Lease Year by Tenant exceed Tenant's required payment on account thereof for such Lease Year, according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Taxes and Operating Costs Excess (or refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but, if the required payments on account thereof for such Lease Year are greater than the estimated payments (if any) theretofore made on account thereof for such Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord.

      (i) Provided that Tenant is not in default beyond the expiration of any applicable notice and cure period, Tenant shall have the right to audit the books, records and computations of Landlord relative to Landlord's Aggregate Taxes and Operating Costs, provided: (i) Tenant gives Landlord thirty (30) days' prior written notice of its intent to audit, (ii) the audit occurs during Landlord's normal business hours and in Landlord's principal offices, (iii) Tenant may only audit said records and books once during each calendar year,
(iv) Tenant may only conduct the audit of a calendar year's books and records within twelve (12) months after receipt of the final statement for the item in question for such calendar year, (v) the auditor shall not be compensated on a contingency basis, (vi) Tenant provides Landlord a copy of the auditor's report,
(vii) the auditor agrees to execute a confidentiality agreement with respect to such audit. All of the information obtained through said audit as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the audit shall be held in strict confidence by Tenant and Tenant's officers, agents and employees and shall not be revealed in any manner to any person except upon the written consent of Landlord, which consent may be withheld in Landlord's reasonable discretion, or if required pursuant to any litigation between Landlord and Tenant materially related to the facts disclosed by such audit, or if otherwise required by law. Landlord shall have all rights allowed by law or equity if Tenant, its officer, agents or employees and/or auditor violate the terms of this provision. The right of audit provided in this Section shall not be construed as postponing or delaying any payment of Rent provided for herein.

      If Tenant's audit demonstrates that the annual statement does not comply with the provisions of this Section, Tenant shall notify Landlord in writing within the twelve (12) month period described above, informing Landlord of the amount of the overpayment, and Landlord shall pay such amount within thirty (30) days with interest thereon at the rate of 1.5% per month, unless Landlord in good faith contests such amount. If Landlord in good faith contests such amount, then either Landlord or Tenant shall have the right, upon notice to the other, to initiate the following dispute resolution procedure: Tenant and Landlord shall endeavor to reconcile such dispute within thirty (30) days after the written notice from Tenant. If the parties are unable to resolve such dispute, they shall jointly select a third, independent party who shall make a final and binding decision within thirty (30) days after being selected. The third party's fee shall be paid by the party against whom such decision is rendered. The cost of Tenant's audit shall be borne by the Tenant unless the Tenants audit (or the decision of the arbitrator, if applicable) discloses that the disputed amount exceeds the actual amount properly allocable to Tenant by more than five (5%) percent (a "Material Discrepancy"), in which case the reasonable expenses of the audit, and the amount of any overpayment (together with interest at the rate of 1.5% per month from the end of the Lease Year to the date paid) shall be paid by Landlord to Tenant upon demand.

      PART YEARS:: If the Commencement Date or the Termination Date occurs in the midst of a calendar year, Tenant shall be liable for only that portion of the Taxes and Operating Costs Excess with respect to such calendar year represented by a fraction, the numerator of which is the number of days of the herein Term which falls within the calendar year, and the denominator of which is three hundred sixty-five (365).

      EFFECT OF TAKING: In the event of any taking of the Building or the land upon which it stands under circumstances whereby this lease shall not terminate under the provisions of Section XVII, and in the event the valuation of the Building or the Property is lowered to reflect the taking, the $3.63 per square feet amount set forth in Section X(c) shall be lowered proportionately in relation to the reduced valuation.

      SURVIVAL OF OBLIGATIONS: Any obligation under this Section XI of Tenant which shall not have been paid at the expiration of the Term of this Lease shall survive such obligation and shall be paid when and as the amount of same shall be determined to be due.

      SECTION XII. REMOVAL OF GOODS AND TENANT'S REPAIRS. At the expiration of
      -----------  -------------------------------------
the term, Tenant will remove its goods and effects (except as elsewhere provided herein) and will peaceably yield up to the Landlord the Premises in as good order and condition as when delivered to it, excepting ordinary wear and tear (which shall not be deemed to include holes in walls or floors or special wiring caused by installation of Tenant's Fixtures or equipment), repairs required to be made by Landlord and damage by fire or unavoidable casualty.

      The Tenant shall be responsible for all damages or injury to the Premises, fixtures, appurtenances and equipment of Landlord, and to the Building and the Property, caused by Tenant's installation or removal of furniture, fixtures or equipment.

      SECTION XIII. SALES TAX. In the event that any sales tax shall be levied
      ------------  ---------
by the Commonwealth of Massachusetts, or the Town of Canton, or any other authority having jurisdiction, upon the rent and Additional Rent received by Landlord from Tenant, the exact amount of such tax shall be paid by Tenant to Landlord at the same time each installment of rent and Additional Rent is paid to the Landlord.

      SECTION XIV. IMPROVEMENTS AND ALTERATIONS. The Tenant may place such
      -----------  ----------------------------
partitions, fixtures, (including light fixtures), personal property, machinery, motors and the like (subject to Section VII) in the Premises and may make, at its own expense, such improvements and alterations as have the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, in each instance provided that all work done by Tenant in the Premises shall be done in accordance with all zoning, building, fire and other codes applicable thereto. All fixtures, equipment, improvements and appurtenances attached to or built into the Premises prior to or during the term shall be and remain part of the Premises as of the end of the term unless specifically excluded elsewhere in this Lease. In the case of damage or destruction of such items during the term, Tenant shall have the right to recover its loss from any insurance company with which it has insured the same notwithstanding that any of such things might be considered part of the Premises at the end of the term. Except for alterations or improvements that Tenant has the right to make and/or for which Landlord gave its consent, Tenant shall remove any or all of such fixtures, equipment, improvements and alterations at the end of the term. Landlord may not require removal of pipes, wires and the like from the walls, ceilings or floors, provided that the Tenant properly cuts, caps and disconnects such pipes and wires and seals them off in a safe and lawful manner flush with the applicable wall, floor or ceiling and redecorates the area consistent with the remainder of the Premises. Tenant shall be responsible for any damage to the Building caused by malfunction of equipment due to the removal of its property as aforesaid.

      SECTION XV. INSPECTION. The Landlord and any mortgagee of the Building or
      ----------  ----------
of the Property, or of Landlord's interest therein, and their representatives shall have the right at all times to enter the Premises upon reasonable prior notice to inspect the same and to make repairs or replacements therein as required by this Lease and to introduce conduits and pipes or ducts; provided, however, that the Landlord shall use reasonable efforts not to disturb the Tenant's use and occupancy

      SECTION XVI. CASUALTY. If the Premises or the Building shall be damaged or
      -----------  --------
destroyed by fire or other casualty insurable under standard coverage insurance to the extent of less than fifty percent (50%) of the reasonable replacement value thereof at the time of such damage or destruction, Landlord shall, except as otherwise provided herein, repair and/or rebuild the same with reasonable diligence, but Landlord's obligation hereunder shall be limited to the performance of Landlords work, if any, in accordance with Exhibit B hereof and
                                                          ---------
shall also be subject to zoning and building laws then applicable to the Premises. Landlord's obligation hereunder shall be limited to the proceeds received and retained by Landlord under the insurance policy which is allocable to the Premises and Landlord shall not be obligated to commence such repairs and/or rebuilding until such insurance proceeds are released to Landlord. Tenant shall repair or restore with due diligence all trade fixtures, equipment and other installations theretofore installed by Tenant and damaged or destroyed by such fire or casualty and shall be entitled to retain all insurance proceeds relating thereto. If the Premises or the building of which they are a part shall be damaged or destroyed to the extent of fifty percent (50%) or more of the reasonable replacement value thereof at the time of such damage or destruction, or shall be damaged or destroyed as a result of a risk which is not covered by insurance, or shall be damaged or destroyed to any extent by any cause in the last year of the then current term of this Lease (unless Tenant shall have exercised prior to the date of said fire or other casualty or then exercises any remaining option to extend the term of this Lease), or if the Property (whether or not including the Premises or the Building) should be damaged or destroyed to the extent of twenty-five percent (25%) or more of the reasonable replacement value thereof at the time of such damage or destruction, the Landlord may at its sole election restore or rebuild the Premises, the Building or the Property, as the case may be, or terminate this Lease; provided, however, Tenant's Lease shall not be the only lease in the Building so terminated in the event lease termination is on account of damage or destruction to the extent of twenty-five percent (25%) or more of the reasonable replacement value of the Property; and provided further, however, if said termination is as a result of a fire or other casualty having occurred during the last year of the then current term of this Lease, Tenant may invalidate said termination by exercising within thirty (30) days after Landlord's notice of termination any remaining option to extend the term of this Lease,

      In any instance where Landlord shall have an election to terminate this Lease by reason of such damage or destruction, it shall give Tenant notice of its election within sixty (60) days after such damage or destruction. Tenant shall, during any period of reconstruction or repair of the Premises, the Building and/or of the Property continue the operation of its business in the Premises to the extent reasonably practicable. If the Premises or any part thereof, or the Building shall be damaged or destroyed by fire or other casualty (irrespective of the time when such damage or destruction shall occur, and irrespective of whether or not Landlord shall be insured against the perils causing same) and if as a result thereof the Premises shall be rendered untenantable to an extent which would reasonably require the Tenant to curtail a part of its business operation, then a just proportion of the Rent and Additional Rent reserved hereunder shall be suspended or abated according to the extent to which Tenant may be reasonably required to discontinue its business in the Premises until the work of restoration to be done by Landlord as aforesaid shall be substantially completed and (i) sixty (60) days shall have elapsed from the date of completion of the Landlords restoration work, or (ii) the Tenant shall be operating in the entire Premises, whichever shall first occur, or (iii) if this Lease and the term hereof shall terminate as hereinbefore provided, until such termination.

      In the event the Lease is not terminated and Landlord shall fail to achieve substantial completion of such repairs and restoration within six (6) months from the time of destruction or casualty, (provided, however, that such time period shall be extended day-for-day by any delays caused by Tenant and for up to a maximum of thirty (30) days as a result of any force majeure), and Tenants use and enjoyment of the Premises is then materially impaired by the uncompleted restoration, Tenant may, at its option, deliver notice (the "Notice of Intent to Terminate") to Landlord of Tenants intent to terminate this Lease. If Landlord fails to achieve substantial completion of such repair and restoration within thirty (30) days of Landlord's receipt of the Notice of Intent to Terminate, then Tenant may at its option terminate this Lease by delivering a further notice of termination (the "Termination Notice") to Landlord at any time thereafter, but prior to substantial completion of such repair and restoration, whereupon the Lease shall end on the date of such Termination Notice.

      SECTION XVII. EMINENT DOMAIN. If the whole of the Premises, the Building,
      ------------  --------------
or the Property, shall be taken by condemnation or rights of eminent domain (the words "condemnation" and "eminent domain" as used herein to include purchase in lieu thereof) hereinafter collectively referred to as "taking", then the term hereof shall cease as of the day of the vesting of title or as of the day possession shall be taken thereunder, whichever is earlier. If forty percent (40%) or more of the Property shall be taken (whether or not the Building or the Premises is within said forty percent (40%) or if forty percent (40%) or more of the Premises or forty percent (40%) or more of the Building of which the Premises are a part are a part shall be taken, Landlord shall be entitled to terminate this Lease effective as of the day of vesting of title or as of the day possession shall be taken thereunder, whichever Landlord shall elect, by giving Tenant notice of its election within sixty (60) days of such vesting of title or taking of possession; provided, however, Tenant's Lease shall not be the only lease in the Building so terminated in the event lease termination is on account of a taking of forty percent (40%) or more of the Property; but if Landlord does not elect so to terminate this Lease, it shall with due diligence restore the Premises and/or the Building and/or the Property to an architectural unit as nearly like its condition prior to such taking as shall be practical. If twenty-five percent (25%) or more of the Premises shall be taken, or if fifty percent (50%) or more of the Building of which the Premises are a part shall be taken including in such taking some portion of the Premises, Tenant shall be entitled to terminate this Lease by giving notice to Landlord to that effect within sixty (60) days following the taking of possession of the Premises, in which event this Lease and the term hereof shall cease and terminate as of the end of the calendar month in which such notice shall be given. If this lease is not terminated as hereinbefore provided, either by Landlord or Tenant, all of the provisions hereof shall continue in effect, but in case there shall be a reduction of the floor area of the Premises by reason of such taking, the Rent and Additional Rent shall be equitably abated to the extent of the reduction of the floor area of the Premises from the time possession shall be taken for the balance of the term. During the restoration work to be done by Landlord, if any, a just proportion of the Rent and Additional Rent herein reserved shall be suspended or abated according to the extent that Tenant may be reasonably required to discontinue its business in the Premises until the work shall be completed. Tenant shall during any period of such work continue the operation of its business in the Premises to the extent reasonably practicable. In the event of restoration, Landlords obligation to restore shall be limited to the obligations of Landlord in connection with the original construction as set forth on Exhibit B and limited to the extent of the damages awarded for the
         ---------
taking and released to Landlord. Landlord's obligations shall also be subject to zoning and building laws then applicable to the Premises. Tenant shall repair or restore all trade fixtures or equipment and other installations theretofore installed by Tenant. All damages awarded for any taking, whether for the whole or a part of the Premises, the Building, of the balance of the Property, or otherwise, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to any fee or otherwise; provided, however, that Tenant shall be entitled to receive and retain any amounts which may be specifically awarded to it by reason of the loss of its trade fixtures or furniture. Tenant shall have the right to prosecute any claim for its relocation or moving expenses.

      SECTION XVIII. INDEMNIFICATION.
      -------------  ---------------

      Tenant and Landlord shall save the other harmless, and will exonerate and indemnify the other, from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm or public authority:

      (a) on account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the Premises on account of or based upon the act, omission, fault, or neglect of the indemnifying party, its servants, agents, employees, licensees, invitees and guests;

      (b) on account of or based upon any injury to person or loss of or damage to property, sustained or occurring elsewhere (other than on the Premises) in or about the Building (and, in particular, without limiting the generality of the foregoing on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, approaches, areaways, roof, outside parking areas, or other appurtenances and facilities used in connection with the Building or Premises) arising out of the use or occupancy of the Building or Premises by the Tenant or Landlord (as the case may be) or by any person claiming by, through or under the indemnifying party, unless caused by or resulting from the indemnified party's negligence; and in addition to and not in limitation of either the foregoing subdivision (a) or this subdivision (b)

      (c) on account of or based upon (including monies due on account of) any work or things whatsoever done (other than by the indemnified party or its contractors, or agents or employees of either) on the Premises during the term of this Lease and during the period of time, if any, prior to the Rent Commencement Date that Tenant may have been given access to the Premises and, in respect of any of the foregoing, from and against all costs, expenses (including reasonable attorney's fees), and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon and in case any action or proceeding be brought against the indemnified party by reason of any such claim, the indemnifying party, upon notice from the indemnified party, shall, at the indemnifying party's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to the indemnified party, it being agreed that such counsel as may act for insurance underwriters of the indemnifying party engaged in such defense shall he deemed satisfactory.

      SECTION XIX. PROPERTY OF TENANT. In addition to and not in limitation of
      -----------  ------------------
the forgoing, Tenant covenants and agrees that all of its merchandise, furniture and property of every kind, nature and description which may be in or upon the Premises, Building or Property, in the public corridors, or on the sidewalks, areaways, and approaches thereto, or outside parking areas during the term hereof, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed by any cause whatsoever, no part of said damage or loss shall be charged to or borne by Landlord, unless due to any act or omission of Landlord, its servants, agents, employees, licensees, invitees or guests. Tenant shall, at Tenants expense, obtain and keep in force "all risk" property insurance covering Tenant against damage to or loss of any personal property, fixtures, and equipment of Tenant, and providing for waiver of subrogation by Tenant's insurer against Landlord and coverage for the full replacement cost of such property.

      SECTION XX. INJURY AND DAMAGE. Landlord shall not be liable for any injury
      ----------  -----------------
or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow, or leaks from any part of the Building, Property or parking area, or from the pipes, appliances, or plumbing works or from the roof, street or subsurface or from any other place or from dampness or by any other cause of whatever nature, whether caused by other tenants or persons in the Building or in any parking area or caused by operations in construction of any private, public or quasi-public work, unless due to the negligence or willful misconduct of Landlord, its servants, agents, employees, licensees, invitees or guests; nor shall Landlord be liable for any latent defect in the Premises, Building or Property, unless Tenant has provided notice to Landlord of such defect, and Landlord fails to cure same.

      SECTION XXI. ASSIGNMENT, MORTGAGING, AND SUBLETTING. Tenant covenants and
      -----------  --------------------------------------
agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the Premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or for any use or purpose other than as stated herein, or be Sublet or offered or advertised for subletting, without the prior written consent of Landlord in every case which consent shall not be unreasonably withheld or delayed. If Tenant shall sublet the Premises, having first obtained Landlord's consent, at a rental in excess of the Rent due and payable by Tenant under the provisions of this Lease, such excess Rent shall be split equally between the Tenant and the Landlord after deduction of the Tenant's expenses, it being agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall sublet the Premises at a rental less than that provided for herein. Further, it is agreed that in lieu of withholding or granting its consent Landlord may, within twenty (20) days of receipt of a request for consent from Tenant, cancel this Lease as to the entire Premises or as to so much of the Premises as Tenant has proposed for assignment or subletting. If Landlord shall elect to cancel this Lease as to all or a portion of the Premises, it shall give Tenant written notice of its election, which notice shall set forth a "termination date" which shall be not less than forty-five (45) or more than ninety (90) days from the receipt by Landlord of Tenant's request to assign or sublet, and on that "termination date" Tenant shall surrender the Premises for which this Lease has been canceled in accordance with the provisions of this Lease relating to the surrender of the Premises as the expiration of the term of this Lease. If the cancellation shall be as to a portion of the

Premises only, then the Rent and the Additional Rent shall be adjusted proportionately to reflect said cancellation. It is hereby expressly understood and agreed, however, if Tenant is a corporation, that the subletting, assignment, or transfer of this Lease, and the term and estate granted, to any corporation into which Tenant is merged or with which Tenant is consolidated, or to any affiliate or acquirer of the stock or assets of Tenant, which corporation shall have a net worth at least equal to that of Tenant immediately prior to such merger or consolidation (such corporation being hereinafter called "Assignee"), without the prior written consent of Landlord shall not be deemed to be prohibited hereby, if, and upon the express condition that, Assignee and Tenant shall promptly execute, acknowledge, and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby Assignee shall agree to be bound by and upon the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed and whereby Assignee shall expressly agree that the provisions of this Section XXI shall, notwithstanding such assignment transfer, continue to be binding upon it with respect to all future assignments and transfers. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of all sums payable under this Lease and for compliance with an of its obligations as tenant under this Lease. The listing of any name other than that of Tenant, whether on the doors of the Premises or on the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the Premises or be deemed to be the written consent of Landlord mentioned in this Section XXI, it being expressly understood that such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

      If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect Rent from the Assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall he deemed a waiver of this covenant, or the acceptance of the Assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting. No assignment, subletting or use of the Premises by an affiliate of Tenant shall affect the purpose for which the Premises may be used stated in
Section II.

      SECTION XXII. SIGNS, BLINDS AND DRAPERIES. No signs or blinds may be put
      ------------  ---------------------------
on or in any window by Tenant. Tenant may hang its own draperies, provided that they shall not in any way interfere with the Building standard blinds or be visible from the exterior of the Building and that such draperies are so hung and installed that when drawn, the Building standard blinds are automatically also drawn. Any signs or letters in the public corridors or on the doors must be submitted to Landlord for written approval before installation, which installation shall be at the sole expense of Tenant. Tenant shall have the right, at its cost and expense, subject to the prior approval of Landlord, which approval shall not be unreasonably withheld or delayed, to place its name on the Building's directory in the lobby and install a sign above the entrance to the

      Premises, and further, subject to permitting, applicable building codes and rights of other tenants, Tenant shall have the right to install, at its own cost and expense a monument sign on the Property.

      SECTION XXIII. COMPLIANCE WITH INSURANCE. Tenant will not do or omit to do
      -------------  --------------------------
to keep anything in, upon or about the Premises which may prevent the obtaining of any fire, liability or other insurance upon or written in connection with the Premises, Building, Property or any parking area or which may make any such insurance void or voidable, or which may create any extra premiums or increase the rate of any such insurance over that normally applicable to the office buildings unless the Tenant pays such extra or increased premiums.

      SECTION XXIV. INFLAMMABLES, ODORS. Tenant shall not bring or permit to be
      ------------  -------------------
brought or keep in or on the Premises or elsewhere in the Building, any inflammable, combustible or explosive fluids, material, chemical or substance other than those used in the ordinary course of Tenant's business pursuant to the permitted uses set forth in Section II hereof, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to emanate from or permeate the Premises.

      SECTION XXV. DEFAULT.
      -----------  -------

Any one of the following shall be deemed to be an "Event of Default":

      (a) Failure on the part of Tenant to pay Rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable and such failure continues for five (5) business days after Landlord has sent to Tenant two (2) notices of such default. However, if: (i) Landlord shall have sent to Tenant a notice of such default, even though the same shall have been cured and this Lease not terminated; and (ii) during the twelve (12) month period in which said notice of default has been sent by Landlord to Tenant, Tenant thereafter shall default in any monetary payment, the same shall be deemed to be an Event of Default upon Landlord giving Tenant written notice thereof, without the five (5) business day grace period set forth above.

      (b) With respect to a non-monetary default under this Lease, failure of Tenant to cure the same within thirty (30) days following notice from Landlord to Tenant of such default (or such longer period as may be required, if such default cannot be cured within thirty (30) days). Notwithstanding the thirty
(30) day cure period provided in the preceding sentence, Tenant shall be obligated to diligently proceed to cure such default; and if Tenant fails so to do, the same shall be deemed to be an Event of Default.

      (c) The commencement of any of the following proceedings, with such proceeding not being dismissed within sixty (60) days after it has begun: (i) the estate hereby created being taken on execution or by other process of law;
(ii) Tenant being judicially declared bankrupt or insolvent according to law;
(iii) an assignment being made of the property of Tenant for the benefit of creditors; (iv) a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer being appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction; or
(v) a petition being filed for the reorganization of Tenant under any provisions of the Bankruptcy Act now or hereafter enacted.

      (d) Tenant filing a petition for reorganization or for rearrangements under any provisions of the Bankruptcy Act now or hereafter enacted, and providing a plan for a debtor to settle, satisfy or to extend the time for the payment of debts.

      (e) Execution by Tenant of an instrument purporting to assign Tenant's interest under this Lease or sublet the whole or a portion of the Premises to a third party without Tenant having first obtained Landlord's prior express consent to said assignment or subletting.

      If an Event of Default shall occur, then in addition to any other remedy Landlord may have at law or equity, Landlord may (i) apply the Security Deposit, if any, specified in Section XLV toward the satisfaction and cure of such Event of Default, (ii) cure Tenant's Event of Default at Tenant's cost and expense, and/or (iii) Landlord may lawfully enter the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant at the Premises and repossess the same as of the former estate of the Landlord and expel the Tenant and those claiming under the Tenant without being deemed guilty of any manner of trespass and without prejudice to any other remedies which the Landlord may have for arrears of Rent or Additional Rent or preceding breach of covenant, and upon entry or mailing as aforesaid. In case of Lease termination, whether as aforesaid or otherwise, this Lease shall terminate and the Tenant covenants that it will indemnify the Landlord against all expenses together with interest at the rate of prime rate plus two percent (2%) per month which Landlord may incur in collecting such amount or in obtaining possession of, or in reletting the Premises, (including such reasonable brokerage commissions, alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable or necessary to relet the same), which the Landlord may incur by reason of such termination during the residue of the term. The Landlord may elect to receive as damages upon termination under this Section XXV either the amount by which, at the termination of this Lease, the present value of the aggregate of the Rent and Additional Rent and other charges (including escalations projected on the basis of experience under the Lease) projected over the period from such termination until the normal expiration date of the term exceeds the aggregate projected rental value of the Premises for such period, or amounts equal to the Rent and Additional Rent and other charges which would have been payable had the Lease not so terminated, payable upon the due dates as specified herein (subject to offset for net rents actually received from reletting after subtraction of the expenses of reletting). Landlord shall use reasonable efforts to relet the Premises as the law may require, on such terms and conditions as Landlord in its sole discretion may determine (including a term different from the term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises at below market rate, nor shall Landlord be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. In the event of reletting, Landlord shall have no liability to account to Tenant for any excess in proceeds received from such reletting.

      Landlord and Tenant agree that the notice provisions provided in this Section are in lieu of those provided in Massachusetts General Laws Chapter 186,
Section 11.

      SECTION XXVI. SUBORDINATION. This Lease is subject and subordinate in all
      ------------- --------------
respects to all mortgages which may now or hereafter be placed on or affect the real property of which the Promises are a part, or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Section XXVI shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and their respective successors in interest may request. Notwithstanding the generality of the foregoing provisions of this Section XXVI, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such mortgages or other instruments of security to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlords mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such mortgages or other instruments of security, or sale of the Building pursuant to any such mortgages or other instruments of security (which agreement shall survive any such foreclosure sale), to attorn to such mortgagee or such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease, provided that Tenant's possession shall not be disturbed except under the terms of this Lease, and further agrees to execute any and all documents as such mortgagee may require to confirm such attornment.

     Landlord and Tenant acknowledge that they willon or about the date of execution hereof, enter into a Subordination, Nondisturbance and Attornment Agreement ("SNDA") with Citizens Bank Of Massachusetts ("Current Lender") respecting this Lease in the form attached hereto as Exhibit "C" and by this
                                                     -----------
reference made a part hereof. Landlord represents and warrants to Tenant that there are no mortgages currently affecting the Property or Premises, except for the mortgage held by Current Lender.

      SECTION XXVII. NOTICES.
      -------------- --------

Any notice or demand by Tenant to Landlord shall be served by Sheriff, Constable or by hand delivery, certified mail, postage prepaid, or recognized overnight courier, addressed to Landlord as set forth below, until otherwise directed in writing by the Landlord, and any notice or demand by Landlord to Tenant shall be served by Sheriff, Constable or by hand delivery or certified mail, postage prepaid, or recognized overnight courier, to the Tenant as set forth below.

      To Landlord:      New Boston Batterymarch Limited Partnership
                        One Longfellow Place, Suite 3612
                        Boston, Massachusetts 02114

      with a copy to:   Rappaport, Aserkoff & Rappaport
                        One Longfellow Place, Suite 3611
                        Boston, Massachusetts 02114

      To Tenant:        Network Engines, Inc.
                        15 Dan Road
                        Canton, Massachusetts 02021
                        Attn: Douglas G.  Bryant

      with a copy to:   Hale and Dorr LLP

                        60 State Street
                        Boston, Massachusetts 02109
                        Attention: Jeffrey A.  Hermanson Esq.

      It is agreed that certified mail shall be conclusively deemed received one day after it is mailed, postage prepaid, and that an item sent by recognized overnight courier shall be conclusively deemed received the day it is scheduled to be delivered.

      SECTION XXVIII. RULES AND REGULATIONS. Tenant will faithfully observe and
      --------------- ----------------------
comply with the "Rules and Regulations" annexed hereto and such other further Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which in the reasonable judgment of Landlord shall be necessary for the reputation, operation, safety, care or appearance of the Building, any parking garage, the outside parking areas, or the preservation of good order in the said Building, the Property, parking area, or the operation of maintenance of the Building, or the equipment thereof, or the Property, or the comfort of tenants or others in the Building; provided, however, that in the case of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control, and provided further, and provided further, Landlord shall use all reasonable efforts to uniformly enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and, provided however, Landlord shall not be liable to Tenant for violation of the same by any other tenant, or any other tenant's servants, employees, agents, visitors, invitees or licensees.

      SECTION XXIX. QUIET ENJOYMENT. The Tenant, on paying the said Rent and
      ------------- ----------------
Additional Rent and performing the covenants of this Lease on its part to be performed shall and may peaceably and quietly have, hold and enjoy the Premises for the term aforesaid and any extension thereof.

      SECTION XXX. BINDING AGREEMENT. This Lease shall bind and inure to the
      ------------ ------------------
benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Lease contains the entire agreement of the parties and may not be modified except by instrument in writing signed by the parties hereto.

      SECTION XXXI. PARTNERSHIP. During such time as the Landlord shall be a
      ------------- ------------
limited partnership, Tenant agrees that it shall not hold any partner of Landlord personally responsible for any of the covenants of Landlord under this Lease, and in the event it has a claim against Landlord, Tenant shall look only to the assets of the partnership for satisfaction thereof. Tenant specifically agrees to look solely to Landlord's interest in the Building for recovery of any judgment from Landlord; it being specifically agreed that neither the Landlord nor anyone claiming by, through or under Landlord shall ever be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant.

      SECTION XXXII. SEISIN. In the event of a sale or other disposition of the
      -------------- -------
Building and/or land underlying it by Landlord, Landlord shall be entirely free and relieved from the performance and observance thereafter of all covenants and obligations of Landlord hereunder, it being understood and agreed in that the successor to Landlord's ownership shall thereupon and thereafter assume and perform and observe, any and all of such covenants and obligations of Landlord.

      SECTION XXXIII. INSURANCE. Tenant shall maintain in full force and effect
      --------------- ----------
the following insurance written by one or more responsible companies licensed to do business in Massachusetts in form and content reasonably satisfactory to Landlord, including, at the request of Landlord, Landlord as an additional insured with respect to the insurance in subsection (a) below, as its interest may appear under the Lease, and Tenant shall keep deposited with the Landlord copies of all policies of insurance, or certificates thereof, with endorsements on such policies or certificates to the effect that such insurance shall not be canceled by the insurer without at least fifteen (15) days prior notice to Landlord.

      (a) Commercial General Liability insurance in the broadest form of such coverage as is available from time to time in the jurisdiction in which the Premises is located, applying to the use and occupancy of the Premises and the business operated by Tenant and on an occurrence basis in an amount not less than Three Million Dollars ($3,000,000) combined single limit for property damage and for any personal injury, including death, to one or more than one person arising out of any one incident, or such greater commercially reasonable amount as may be recommended by Landlord's insurance advisor or required by Landlord's mortgagee.

      (b) Worker's compensation insurance covering all employees, and, if Tenant shall contract with any independent contractor for the furnishing of labor, materials or services to Tenant, Tenant shall require such independent contractor to maintain Worker's compensation insurance covering all its employees and all the employees of any subcontractor.

      (c) Personal Property - Landlord shall not be liable to Tenant for, unless such loss, cost or damage is due to the negligence or willful misconduct of Landlord, or its servants, agents, employees, licensees, invitees or guests, and Tenant shall carry extended coverage property damage insurance covering Tenant's personal property located at the Premises (furniture, fixtures and equipment on a replacement cost basis) and Tenant improvements, if any, including:

            1. Damage to or loss of property entrusted to employees of the Landlord.

            2. Loss of property through thefts regardless of where the theft takes place.

            3. Damage to property regardless of where the damage takes place.

            4. Damage to or loss of property caused by other tenants or occupants of the building or caused by visitors to or in the building.

      It is specifically understood that Landlord's insurance does not cover any personal property of Tenant and Tenant shall not make any claim for loss of or damage to such property against Landlord or Landlord's insurance carrier and shall not permit its insurance carrier to make any claim for loss or damage to such property against Landlord or Landlord's insurance carrier.

      Landlord agrees that it will at all times during the term of this Lease carry fire, hazard and extended coverage insurance insuring the full insurable replacement value of the Building and the 45 Dan Road building and Landlord's contents in each of same.

      SECTION XXXIV. SUBROGATION, INSURANCE PREMIUMS. Landlord and Tenant hereby
      -------------- --------------------------------
waive any rights each may have against the other in connection with any of the damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Building or its contents, arising from covered causes of loss for which property insurance is carried or required to be carried pursuant to this Lease. Each party on behalf of their respective insurance companies insuring their respective property against any such loss, waive any right of subrogation that it may have against the other party.

      SECTION XXXV. SHORING. If an excavation shall be made upon land adjacent
      ------------- --------
to the Premises by a third party not affiliated with or employed by Landlord, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of Rent.

      SECTION XXXVI. REZONING. Tenant agrees that he will not oppose any
      -------------- ---------
application for rezoning or variance instituted by Landlord, his successors or assigns.

      SECTION XXXVII. SEPARABILITY. If any provisions or any part of any
      --------------- -------------
provision of this Lease or if the application of any provisions of any part of this Lease to any person, entity, or circumstance shall be held invalid by a court of competent jurisdiction, such invalidity shall have no effect on any other provision or any part of any provision of this Lease or its application to any other person, entity, or circumstance.

      SECTION XXXVIII. WAIVER OF TRIAL BY JURY. Landlord and Tenant agree that
      ---------------- ------------------------
they shall, and hereby do, waive trial by jury in any action arising out of Tenants use and occupancy of the Premises.

      SECTION XXXIX. NO WAIVER. The failure of either Landlord or Tenant to seek
      -------------- ----------
redress for violation of, or to insist upon the strict performance of this Lease, or any of the rules and regulations set forth in this Lease or hereafter adopted by Landlord as herein provided, shall not constitute a waiver in any respect nor prevent a subsequent act, which originally constituted a violation, from having all force and effect of an original violation. The receipt by Landlord of Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account, nor shall any endorsement or statement on any check, nor any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlords right to recover the balance of such Rent or Additional Rent or pursue any other remedy in this Lease provided.

      SECTION XL. HOLDING OVER. In the event Tenant or any party claiming by,
      ----------- -------------
through or under Tenant shall hold over the Premises or any part thereof after the termination of this lease, such holding over shall constitute and be construed as a tenancy at sufferance only, provided that all the terms of this Lease shall apply except that the Rent set forth in Section IV shall be calculated at a daily rate equal to one hundred fifty percent (150%) of the Rent reserved in said Section IV. Nothing contained in this Section XL shall be construed as Landlord's consent to Tenant holding over.

      SECTION XLI. TEMPORARY SPACE. Landlord agrees that, beginning October 1,
      ------------ ----------------
1999 and continuing through January 31, 2000 Tenant shall have the right to occupy and use 13,000 square feet of Net Rentable Area in 45 Dan Road as shown on Exhibit A-1 attached hereto and by this reference made a part hereof (the
   -----------
"Temporary Space"). Such Temporary Space will be delivered by Landlord to Tenant upon the execution hereof, in broom-clean condition, but such Temporary Space otherwise shall be leased by Tenant in its "as-is" condition. Tenant will pay rent on the Temporary Space at the rate of Eleven and 50/100 Dollars ($11.50) per square foot of Net Rentable Area actually occupied (which rate includes an electricity charge of seventy-five cents ($0.75) per square foot of Net Rentable Area actually occupied, payable monthly in advance and prorated for partial months, and shall pay for all interior space cleaning.

      SECTION XLII. CAPTIONS, PLURAL, GENDER. The captions are inserted only as
      ------------- -------------------------
a matter of convenience and for reference and in no way define, limit or describe neither the scope of this Lease nor the intent of any provisions hereof. Whenever a masculine or singular pronoun is used in this Lease, it shall include the feminine and plural thereof whenever the context so permits or requires.

      SECTION XLIII. BROKERAGE. Tenant covenants that it has dealt with no
      -------------- ----------
broker other than the brokers specified at the end of this Section XLIII, as Tenant's Broker and as Landlord's Broker, in locating the Premises by this Lease and in negotiating this Lease and Tenant further covenants and agrees that it shall hold Landlord harmless from any and all claims which may be asserted by any real estate broker other than the brokers specified at the end of this
Section XLIII, as Tenant's Broker and as Landlord's Broker, who claims that he showed or referred the Tenant to the Landlord or to the Premises for any transaction involving or resulting in this Lease or Premises hereby.

      Landlord covenants that it has dealt with no broker other than the brokers specified at the end of this Section XLIII, as Tenant's Broker and as Landlord's Broker, in locating the Premises by this Lease and in negotiating this Lease and Landlord further covenants and agrees that it shall hold Tenant harmless from any and all claims which may be asserted by any real estate broker other than the brokers specified at the end of this Section XLIII, as Tenant's Broker and as Landlord's Broker, who claims that he showed or referred the Landlord to the Tenant or to the Premises for any transaction involving or resulting in this Lease or Premises hereby. Landlord shall pay any commission, broker's fee or other compensation owed to the brokers specified in this section.

      Tenant's Broker: Warren L. Brown, Boston Commercial Properties, Inc.

      Landlord's Broker: Cushman & Wakefield

      In the event that Tenant and Landlord agree to renew and/or extend the term of this Lease, in connection with any option contained herein or otherwise, Landlord shall not be responsible for the payment of any fee or commission to any broker or other third party, including any broker identified in the herein, who is retained by Tenant in connection with such renewal and/or extension.

      SECTION XLIV. HAZARDOUS WASTE.
      ------------- ----------------

      (a) For the purpose of this Section XLIV - "Hazardous Substance" shall mean (excepting materials used in the ordinary course of Tenant's business pursuant to the permitted uses set forth in Section II hereof) any waste, substance or other material which may be dangerous to health or environment, including, without limitation, all "hazardous wastes", Hazardous materials", Hazardous substance", "toxic substance", "oil", "infectious medical waste" and "hazardous medical waste" as defined in any federal, state, or local law, regulation or ordinance, including without limitation Chapter 21E of the Massachusetts General Laws or otherwise.

      (b) Tenant shall not dump, flush or in any way introduce any Hazardous Substances, which are regulated under the Resource Conservation and Recovery Act of 1976, as amended, (42 U.S.C. Section 6901, et. seq. "RCRA") the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended (42 U.S.C. 9601 et. seq. "CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law 99-499, 100 Stat 1613, et seq., and/or any other applicable Municipal, federal, state law, into the sewerage, drainage or other waste disposal system serving the Premises, the Building and/or the Property.

      (c) Tenant shall not generate, use, store or dispose of Hazardous Substances regulated under RCRA, CERCLA, SARA and/or any other applicable Municipal, federal or state environmental law, in or on the Premises, the building of which the same form a part of Premises, the Building or the Property, nor transport Hazardous Substances from the Premises, the Building of which the same form a part or the Property except in compliance with RCRA, CERCLA, SARA, and any other applicable Municipal, federal or state environmental law.

      (d) Tenant shall promptly notify Landlord in writing of any incident in the Premises, the Building or the Property which might require the filing of a notice under any statute described in Section XLIV (b) of this Lease.

      (e) Tenant shall indemnify and hold Landlord harmless from any and all costs, liabilities, demands, claims, civil or criminal actions, or causes of action, civil or criminal penalties, dries, losses, liens, assessments, damages, liabilities, costs, disbursements, expenses or fees of any kind or any nature (including without limitation all clean-up costs and attorney's fees) which may at any time he imposed upon, incurred by or asserted or awarded against Landlord arising out of or on account of Tenant's failure to comply with the provisions of Section XLIV of this Lease, where due to any action or non-action of Tenant.

      (f) Landlord hereby states that, on the Commencement Date, it has no knowledge of any contamination by any hazardous waste, hazardous substances, toxic substances, toxic chemicals, pollutants or contaminant in the Building and the Property, as each is defined by any and all relevant Federal, State or local environmental laws and regulations and to the best of its knowledge the Premises and Property are free from and asbestos containing materials.

      (g) If any Hazardous Substances are discovered in the Premises or the Property during the term of this Lease or any extensions, then, provided and so long as such materials were not introduced into the Premises by Tenant, Landlord shall be responsible at its sole cost and expense for the removal and remediation, as required by law.

      SECTION XLV. SECURITY DEPOSIT. Landlord shall hold and retain a security
      ------------ -----------------
deposit in cash or an irrevocable and automatically renewing Letter of Credit, issued by a bank reasonably approved by Landlord, in the amount of $279,150.62, representing six months Rent. If the Tenant is not then in default beyond default beyond grace or cure periods in accordance with this Lease, the Security Deposit hereunder shall be reduced to $186,100.40 on February 1, 2001. Thereafter, if the Tenant is not then in default beyond grace or cure periods in accordance with this Lease, the Security Deposit hereunder shall be reduced to $139,575.30 on February 1, 2002, reduced to $93,050.02 on February 1, 2003.
Thereafter, in the event that Tenant issues an initial public stock offering that realizes a minimum of $20,000,000.00, the security deposit will immediately be reduced to$46,525.10.

      The Security Deposit shall be delivered to Landlord on or before December 1, 1999 and shall be held throughout the term hereof as security for the faithful performance by Tenant of each and every term, condition, covenant and provision of this Lease. Landlord may apply an or any portion of the Security Deposit to repair damage to the Premises or to the restoration thereof or to any Rent and Additional Rent, including Taxes and Operating Costs which may be due from Tenant to Landlord. In the event that Landlord shall so apply all or any portion of the said security deposit, Tenant shall immediately upon notice, restore the same to its full amount as required hereunder. All or any portion of the security deposit remaining at the expiration or other termination of this lease which has not been so applied shall be returned to Tenant.

      Amount of Initial Security Deposit: $279,150.62.

      SECTION XLVI. LANDLORD'S RIGHT TO PERFORM FOR TENANT. Landlord shall have
      ------------- ---------------------------------------
the right, but shall not be required, to pay such sums and do any act which requires the expenditures of moneys which may be necessary or appropriate by reason of failure or neglect of the Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by the Landlord, the Tenant agrees to pay to the Landlord forthwith upon demand the cost of performing the same, plus interest at prime plus two percent (2%) per month of such cost; and if Tenant shall default in such payment, the Landlord shall have the same rights and remedies as the Landlord has hereunder for the failure of the Tenant to pay the Rent or Additional Rent. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease, and the exercise of these rights shall not be deemed and obligation of Landlord to perform such right in the future.

      SECTION XLVII. GOVERNING LAW. This Lease shall be governed by the
      -------------- --------------
provisions hereof and by the laws of the state in which the Premises are located, as the same may vary from time to time.

      SECTION XLVIII. RIGHT OF FIRST OFFER. Provided Tenant is not in default
      --------------- ---------------------
beyond applicable grace or cure periods of its obligations hereunder, and subject to the rights of any existing Building tenants, Landlord shall provide Tenant with written notice (the "Right of First Offer Notice") of any space located in the Building which is available or will become available for lease. Landlord's Right of First Offer Notice to Tenant shall set forth the Premises' square footage, the availability date, the term of occupancy (which term shall be coterminous with the Term of this Lease), the Rent, the base amount for the purpose of computing Tax and Operating Cost Excess, and the tenant improvements to be performed by Landlord, if any. The terms and conditions contained in the Right of First Offer Notice (the "Offer") shall reflect Landlord's good faith determination of the then current fair market rental terms available for comparable premises in the Building to new tenants. Tenant shall have fifteen (15) days following receipt of the Right of First Offer Notice to accept said space on the terms and conditions offered, and if Tenant shall fail to accept the Offer within said fifteen (15) day period, Tenant shall have waived its right to the space. Landlord may, within sixty (60) days of such waiver, enter into a lease for all or any portion of said space upon substantially similar terms and conditions as contained in Landlord's Right of First Offer Notice, but in no event shall the rent and other financial obligations be substantially less than those contained in the Offer. In the event that Tenant waives (or is deemed to have waived) its rights with respect to said space Tenant's right of first offer to lease the space shall terminate and shall be null and void, and Landlord shall have no further obligation to lease any additional space to Tenant and may lease any or all of the additional space to another party upon such terms and conditions as Landlord may deem appropriate, except as provided above, free and clear of any rights in favor of Tenant contained in this Section. In the event Tenant accepts the offer of any space pursuant to this Section XLIX, Landlord and Tenant shall execute an amendment to this Lease, setting forth the terms and conditions for the lease by Tenant of the space so acquired.

      SECTION XLIX. MULTIPLE COUNTERPARTS. This Lease may be executed
      ------------- ----------------------
simultaneously in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

      SECTION L. RENEWAL OPTION. Provided the Tenant is not in default beyond
      ---------- ---------------
any applicable grace or cure period hereunder, Tenant shall have the right to extend the term of this Lease for one (1) additional term of five (5) years ("Extended Term") commencing upon the expiration of the initial term. Tenant shall exercise the right to extend the term of this Lease by written notice to Landlord no later nine (9) months prior to the expiration of the term. The Rent for the Extended Term shall be the greater of the then current Rent or the Market Rent as hereafter defined. The market rent ("Market Rent") shall be determined by Landlord based on leases then currently under negotiation or recently executed for the Property. If no such leases are under negotiation or have been recently executed, then Market Rent shall be reasonably determined by Landlord based on comparable office space in the town or city in which the Premises are located (if any such space exists) taking into account, among other factors, amenities, setting, location and demographics. Landlord shall notify Tenant of the Market Rent within a reasonable period after Tenant notifies Landlord that Tenant is exercising the option to extend, provided Landlord shall not be required to set the Market Rent prior to ten (10) months before the expiration of the Term. If Tenant disagrees with Landlord's determination of the Market Rent and the parties are unable to agree upon a Market Rent within thirty (30) days after Landlord's notice thereof, then the Market Rent shall be determined by appraisal made as hereinafter provided by a board of three (3) reputable independent commercial real estate brokers, each of whom shall have at least ten (10) years of experience in the Greater Boston office rental market and each of whom is hereinafter referred to as "appraiser". Tenant and Landlord shall each appoint one such appraiser and the two (2) appraisers so appointed shall appoint the third appraiser. The cost and expenses of each appraiser appointed separately by Tenant and Landlord shall be home by the party who appointed the appraiser. The cost and expenses of the third appraiser shall be shared equally by Tenant and Landlord. Landlord and Tenant shall appoint their respective appraisers at least five (5) months prior to commencement of the period for which Market Rent is to be determined and shall designate the appraisers so appointed by notice to the other party. The two appraisers so appointed and designated shall appoint the third appraiser at least four (4) months prior to the commencement of such period and shall designate such appraiser by notice to Landlord and Tenant. The board of three
(3) appraisers shall determine the Market Rent of the space in question as of the commencement of the period to which the Market Rent shall apply and shall notify Landlord and Tenant of their determinations at least sixty (60) days prior to the commencement of such period. If the determinations of the Market Rent of any two (2) or all three (3) appraisers shall be identical in amount, said amount shall be deemed to be the Market Rent of the subject space. If the determinations of all three (3) appraisers shall be different in the amount, the average of the two (2) values nearest in amount shall be deemed the Market Rent. The Market Rent of the subject space determined in accordance with the provisions of this Section shall be binding and conclusive on Tenant and Landlord. All of the covenants, agreements, terms and conditions contained in this Lease shall apply to the Extended Term.

      SECTION XLXL. ESTOPPEL CERTIFICATES.
      ------------- ----------------------
      From time to time, either party on at least ten (10) days prior written request by the other party, will deliver to requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the Rent, Additional Rent and other charges have been paid and stating whether or not the requesting party is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which certifying party may have knowledge.

      IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                    Landlord:
                                    NEW BATTERYMARCH LIMITED PARTNERSHIP

                                    BY    New Boston Fund IV, Inc.,
                                          Its General Partner

                                    By:   /s/ James W. Rappaport
                                       --------------------------------------
                                          Its: Vice President and Treasurer


                                    Tenant:
                                    NETWORK ENGINES, INC.

                                    By:   /s/  Lawrence A. Genovesi
                                       --------------------------------------
                                          Its: CEO and President

                                    EXHIBIT A
                                    ---------

                                   Lease Plan


                               (follows this page)

            [Existing Conditions and Tenant Demising Location Plan]

                            [Exhibit A-1, site map]

                [Exhibit A-2, Network Engines Temporary Space]

                                   EXHIBIT A-1
                                   -----------

                                LAND DESCRIPTION

      The land at 15-45 Dan Road, Canton, consisting of four parcels of land, follows: Norfolk County, Massachusetts, bounded and described as follows:

                                PARCEL I (LOT 3)

SOUTHEASTERLY by the Northwesterly line of Dan Road, five hundred fifty-five
(555) feet;

WESTERLY by Lot 2 as shown on said plan hereinafter mentioned, six hundred twenty and 58/100 (620.58) feet,

NORTHERLY by land now or formerly of Joseph F. Jones, six hundred three and 13/100 (603.13) feet; and

EASTERLY by land now or formerly of Barrow Associates, four hundred forty-two and 07/100 (442.07) feet.

Said parcel is shown as lot numbered 3 on a plan drawn by Schoenfield Associates Incorporated, Alfred Gargaro, Surveyor, dated February 10, 1971 - March 13, 1972, as modified and approved by the Land Court, filed in the Land Registration Office as No. 3708 1 A, a copy of a portion of which is filed in the Norfolk Registry District with Certificate No. 101534.

                                PARCEL II (LOT 4)

EASTERLY by lot numbered 3, shown on the plan hereinafter referred to, one hundred fifty and 13/100 (150.13) feet;

SOUTHERLY by land now or formerly of Nathaniel Wentworth, et al, six hundred three and 13/100 (603.13) feet;

WESTERLY by land now or formerly of Marie T. Coen, one hundred fifty and 69/100 (150.69) feet; and

NORTHERLY by land now or formerly of Alfoma Realty Corp., six hundred one and 30/100 (601.30) feet. Said parcel is shown as lot numbered 4 on a plan drawn by Norwood Engineering Co., Inc., Surveyors, dated May 22, 1970, as approved by the Land Court, filed in the Land Registration Office as No. 18675F, a copy of a portion of which is filed in Norfolk Registry District with Certificate of Title No. 89183.

                               PARCEL III (LOT 8)

SOUTHEASTELRLY by Dan Road, as shown on plan hereinafter referred to, two hundred five and 36/100 (205.36) feet;

SOUTHWESTERLY by lot numbered 9, as shown on said plan, six hundred eighty-eight and 73/100 (688.73) feet;

NORTHWESTERLY by land now or formerly of Marie T. Coen, two hundred one and 16/100 (201.16) feet and

NORTHEASTERLY by lot numbered 3, as indicated on said plan, six hundred twenty and 58/100 (620.55) feet.

Said parcel is shown as lot numbered 8 on a plan drawn by Schoenfeld Associates Inc., Surveyors, dated May 27, 1977, as approved by the Land Court, filed in the Land Registration office as No. 3708 1 B, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 104592.

                               PARCEL IV (LOT 10)

SOUTHEASTERLY by Dan Road, as shown on plan hereinafter referred to, three hundred ninety-four and 64/100 (394.64) feet;

SOUTHWESTERLY by lot numbered 11, as shown on said plan, eight hundred thirty eight and 11/100 (838.11) feet;

NORTHWESTERLY by land now or formerly of Marie T. Coen, four hundred ninety-four and 36/100 (494.36) feet; and

NORTHEASTERLY by lot numbered 8, as indicated on said plan, six hundred eighty eight and 73/100 (688.73) feet.

Said parcel is shown as lot numbered 10 on a plan drawn by Schoenfeld Associates, Inc., Surveyors, dated July 7, 1978, as approved by the Land Court, filed in the Land Registration Office as No. 37081C, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 108667.

Together with the appurtenant rights and easements as set forth in an instrument granted by Alfoma Realty Corp. to Boston Sand & Gravel Co., dated November 22, 1966 and filed with Norfolk County Registry District of the Land Court as Document No. 279452, in accordance with the terms thereof.

                                    EXHIBIT B
                                    ---------

      Landlord's Work         Follows this page

      Tenant's Work:          None

                                    EXHIBIT C
                                    ---------

                                     FORM OF
                                     -------
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------

                                 15-45 DAN ROAD
                                 --------------
                              CANTON, MASSACHUSETTS
                              ---------------------

      This Agreement made as of the ___ day of _____________, 1999, by and between (i) Network Engines, Inc. organized under the laws of the State of
                      having an address                         (hereinafter
referred to as "Lessee"), (ii) NEW BOSTON BATTERYMARCH LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o New Boston Fund, Inc., One Longfellow Place, Suite 3612, Boston, Massachusetts 02114-2434 (hereinafter referred to as "Lessor") and (iii) CITIZENS BANK OF MASSACHUSETTS, a Massachusetts banking corporation having a place of business at 28 State Street, Boston, Massachusetts 02109 (hereinafter referred to as "Mortgagee").

      WHEREAS, Mortgagee has made a loan to Lessor (the "Loan") secured by a Mortgage and Security Agreement dated January 15, 1997 and filed with the Norfolk County Registry District of the Land Court as Document #754878 (the "Mortgage") on land owned by Lessor located at 15-45 Dan Road in Canton, Massachusetts (the "Premises") upon which is situated an office building commonly known as "15 Dan Road"(the "Building"); and

      WHEREAS, Lessee has entered into a written lease dated October , 1999 (the "Lease") with Lessor for approximately 51,935 square feet of space in the Building, together with certain rights and appurtenances thereto described in the Lease with respect to the balance of the premises (collectively, the "Demised Premises").

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessee, Mortgagee and Lessor do hereby agree as follows:

      1. Lessee and Mortgagee hereby agree that:

            (i) the Lease shall be, and the same hereby is, made subordinate in each and every respect to the lien of the Mortgage and to all advances made thereunder and to all extensions and modifications thereof and amendments thereto; and

            (ii) any of the foregoing notwithstanding, if the interests of Lessor in the Premises shall be acquired by Mortgagee by reason of foreclosure of the Mortgage or other proceedings brought to enforce the rights of Mortgagee, by deed in lieu of foreclosure or by any other method, or acquired by any other purchaser or purchasers pursuant to a foreclosure sale (Mortgagee or such purchaser(s), as the case may be, being referred to as "Purchaser"), (a) the Lease and the rights of Lessee thereunder shall continue in full force and effect and shall not be terminated or disturbed, except in accordance with the terms of the Lease, and (b) Mortgagee will not join Lessee as a party defendant in any action or proceeding to foreclose the Mortgage for the purpose of terminating the Lease. Lessee shall be bound to Purchaser, and Purchaser shall be bound to Lessee, under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefor contained in the Lease, with the same and force and effect as if Purchaser were the lessor under the Lease; provided that:

                  (a) Lessee is not in default, beyond the expiration of any applicable notice and cure periods, under any provision of the Lease or this Agreement at the time Mortgagee exercises any such right, remedy, or privilege;

                  (b) the Lease at the time is in force and effect according to its original terms or with such amendments or modifications as Mortgagee shall have approved as provided below;

                  (c) Lessee thereafter continues to fully and punctually perform all of its obligations under the Lease without default thereunder; and

                  (d)   Lessee attorns to Purchaser as provided below; and

            (iii) in the event of any foreclosure of the Mortgage by Mortgagee, its successors or assigns, or at the request of Mortgagee at any time pursuant to the assignment of the Lease to Mortgagee, Lessee will recognize Mortgagee, its successors and assigns, as the new lessor under the Lease and will attorn to and continue to be bound by each and every term of the Lease; and upon such attornment, the Lease and the rights of Lessee shall continue in full force and effect as if it were a direct Lease between Mortgagee, or any Purchaser, and Lessee upon all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining; provided, however, Mortgagee, or any Purchaser, shall not be:

                  (a) liable for any act or omission of any prior landlord (including Lessor) except to the extent the same occurs after Mortgagee, or any Purchaser, succeeds to Lessor's interest under the Lease; or

                  (b) subject to any offsets or defenses which Lessee might have against any prior landlord (including Lessor): or

                  (c) bound by any rent or additional rent which Lessee might have paid for more than one (1) month in advance to any prior landlord (including Lessor); or

                  (d) bound by any amendment or modification of the Lease that, reduces the rent, term or space leased thereunder or increases the obligations of the landlord thereunder, without Mortgagee's prior written consent; or

                  (e) liable for any security deposit or other sums held by any prior landlord (including Lessor) unless the same was actually received by Mortgagee, but Lessee shall have full recourse against any such prior landlord (including Lessor) prior landlord (including Lessor) to recover the security deposit held by or deposited with it; or

                  (f) required to rebuild or repair the Building or any part thereof in the event of casualty damage to or condemnation of any material portion of the Building or the Demised Premises.

      (iv) Mortgagee may at any time unilaterally subordinate (or cause to he subordinated) the lien of the Mortgage on the Premises to the Lease.

      2. Lessee hereby: (i) acknowledges receipt of notice that pursuant to an Assignment of Leases and Rents from Lessor, all leases and rents involving the Building, including the Lease, are assigned to Mortgagee as security for the Loan; (ii) acknowledges that it has received no notice of any sale, transfer or assignment of the Lease or of rentals thereunder by Lessor, other than pursuant to said Assignment of Leases and Rents; and (iii) agrees that it will not join in any change or modification of the Lease that reduces the rent, term or space leased thereunder or increases the obligations of the landlord thereunder, anticipate rentals thereunder, or agree to terminate the Lease or surrender the Demised Premises, without the prior written consent of Mortgagee; and

      3. Lessee hereby agrees that upon Mortgagee's written demand, it will make all payments of rent then and thereafter due to Lessor directly to Mortgagee and not to Lessor or any independent rental agent which Lessor might at any time utilize and Lessor hereby authorizes such payments to Mortgagee and hereby releases Lessee from all liability with respect to such payments; and

      4. Lessee hereby agrees that: (i) the interest of the Lessor in the Lease has been assigned to Mortgagee solely as security for the Loan; (ii) Mortgagee assumes no duty, liability or obligation whatsoever under the Lease, or any extension or renewal thereof, by virtue of said assignment or this Agreement and
(iii) Mortgagee shall not be or become subject to any liability or obligation to Lessee, under the Lease or otherwise, unless and until Mortgagee shall have obtained title to the Premises, by foreclosure or otherwise, and then only to the extent of liabilities or obligations accruing under the Lease subsequent to the date that Mortgagee has obtained title to the Premises and then only for the period of time that Mortgagee holds title to the Premises; and

      5. Lessee hereby: (i) agrees to notify Mortgagee, its successors and assigns, in writing at the notice address set forth above for Mortgagee, or at any other address specified in writing to Lessee, of any default on the part of Lessor under the Lease and (ii) grants to Mortgagee, its successors and assigns, the right and opportunity to cure any such default within the same grace period as is given to Lessor for remedying such default, plus, in each case, an additional period of thirty (30) days after the later of (a) the expiration of such grace period, or (b) the date on which Lessee has served notice of such default upon Mortgagee, its successors or assigns.

      6. This Agreement shall be binding upon and shall inure to the benefit of Lessee, Lessor and Mortgagee and their respective heirs, executors, administrators, successors and assigns, as the case may be.

      IN WITNESS WHEREOF the parties hereto have executed this Agreement, under seal, as of the day and year first written above.

                                    LESSEE:

                                    _______________________________________

                                    By:____________________________________
                                    Title:_________________________________


                                    MORTGAGEE:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:____________________________________
                                          Kevin Boyle
                                          Senior Vice President


                                    LESSOR:

                                    NEW BOSTON BATTERYMARCH LIMITED PARTNERSHIP

                                    By its sole General Partner:

                                    New Boston Fund IV, Inc.

                                    By:____________________________________
                                          Jerome L. Rappaport, Jr.
                                          President

      STATE OF

      COUNTY OF

      In __________________________, in said County and State, on the ___ day of __________________, 1999, before me personally appeared _________________, the
_________________________ of _______________________, to me known and known by me to be the party executing the foregoing instrument and he/she acknowledged said instrument by him/her executed to be his/her free act and deed in his/her capacity as aforesaid and the free act and deed of __________________________.


                                  ______________________________
                                  Notary Public
                                  My commission expires:

                          COMMONWEALTH OF MASSACHUSETTS

      COUNTY OF SUFFOLK

      In Boston, in said County and State, on the ___ day of ____________, 1999, before me personally appeared Kevin Boyle, the Senior Vice President of Citizens Bank of Massachusetts, to me known and known by me to be the party executing the foregoing instrument and he acknowledged said instrument by him executed to he his free act and deed in his capacity as aforesaid and the free act and deed of Citizens Bank of Massachusetts.


                                  ______________________________
                                  Notary Public
                                  My commission expires:

                          COMMONWEALTH OF MASSACHUSETTS

      COUNTY OF SUFFOLK

      In Boston, in said County and State, on the ___ day of ____________, 1999, before me personally appeared Jerome L. Rappaport, Jr., the President of New Boston Fund IV, Inc., the sole General Partner of New Boston Research Limited Partnership, to me known and known by me to be the party executing the foregoing instrument and he acknowledged said instrument by him executed to he his free act and deed in his capacity as aforesaid and the free act and deed of New Boston Fund IV, Inc. and of New Boston Research Limited Partnership.


                                  ______________________________
                                  Notary Public
                                  My commission expires:

                                    EXHIBIT D
                                    ---------

                          MASSACHUSETTS LEGAL HOLIDAYS


      *January 1                          --    New Years Day
      Third Monday in January             --    Martin Luther King, Jr. Day
      Third Monday in February            --    Washington's Birthday
      Third Monday in April               --    Patriot's Day
      Last Monday in May                  --    Memorial Day
      *July 4                             --    Independence Day
      First Monday in September           --    Labor Day
      Second Monday in October            --    Columbus Day
      *November 11                        --    Veteran's Day
      Fourth Thursday in November         --    Thanksgiving Day
      *December 25                        --    Christmas Day

      *Should any of these dates fall on a Sunday, the Holiday is observed on the following Monday.

                              RULES AND REGULATIONS

      The following Rules and Regulations constitute a part of the Lease and of Tenant's obligations thereunder in respect of Tenant's use and occupancy of the Premises in the Building.

                                I. BUILDING HOURS

      1.1 If you wish to use the Building during times other than normal business hours provided in the Lease, please obtain pass-cards for authorized members of your staff from the Building Management Office. As additional security, all persons entering the Building after hours are required to sign in and out in a logbook provided for that purpose. This rule shall be inapplicable if Tenant's Premises are independently secured by Tenant.

      1.2 You are advised, for the protection and safety of your personnel, to lock front doors at the end of each working day. Front doors also should be locked whenever your receptionist leaves the area.

      1.3 If you have night-line telephone service, please submit a list of numbers and personnel to the Building Management Office. This will enable the Landlord to contact your office after 6:00 p.m. on the occasions when visitors call after normal working hours.

      1.4 If you wish to remove fixtures or materials from your premises after 6:00 p.m. or to have work performed after 6:00 p.m., by someone who does not have a Building pass, the Building Management Office must be notified in advance in writing, unless the visitor will enter through an entrance separately secured by Tenant.

                     II. ELEVATORS, DELIVERIES AND PARKING

      2.1 If you expect delivery of any bulky material, notify the Building Management Office reasonably in advance so that freight elevators may be scheduled and elevator pads may be installed if necessary. This protects both your shipment and the elevators. For the convenience of all, passenger elevators may not be used for deliveries.

      2.2 All larger deliveries must be made from the designated Building loading dock area. Large deliveries can be expedited by notifying the Building Management Office 24 hours in advance. The receiving area can accommodate certain types and sizes of vehicles. All hand trucks used for deliveries must be equipped with rubber bumpers and tires.

      2.3 The loading dock may be used only for deliveries. No vehicles are allowed to stand or park in this area after unloading nor are vehicles allowed to park at the loading dock for service calls. You should advise your vendors and suppliers of this rule. Any vehicles abusing the truck dock privileges are subject to being towed at the owner's expense.

                   III. GENERAL USE OF BUILDING AND PREMISES

      3.1 Tenants are not permitted to place or store property on the sidewalks, passageways, parking areas or courtyards adjacent to the Building or in the elevators, vestibules, stairways, or corridors (except where exclusive to the Tenant and except as may be necessary for brief periods during deliveries).

      3.2 No bicycles or animals may be brought into or kept in or about the Building or premises, except seeing-eye dogs.

      3.3 Rubbish, rags, sweepings, acid and any and all harmful or damaging substances may not be deposited in the lavatories or in the janitor closets. Please make arrangements with the Building Management Office for disposal of any unusual trash.

                            IV. REPAIRS AND SERVICES

      4.1 You are responsible for all general repairs and maintenance of your Premises including, but not limited to, Tenant supplied supplementary air conditioning, exterior doors, and exterior signs. All repairs, installations, or alterations to the Building or its fixtures must first be approved and scheduled by the Building Manager.

      4.2 All requests for work to be done in your Premises by any of the Building Management Staff should he directed to the Building Manager. Building employees are not permitted to perform any work outside their regular duties except upon special instructions from the Building Manager.

      4.3 All schedules for the performance of your construction and repair work must be coordinated by the Building Manager to avoid conflicts with various building construction and maintenance schedules. Tenants must inform the Building Manager, at least 72 hours before any work is to begin, of the nature of the work, where and when it is to be performed, the name of the contractor or concern doing the work, and the name of the individual who will supervise the performance of the work. You will be required to obtain from the persons doing work certificates of insurance coverage, signed hen waivers, and payment and performance bond in form and substance satisfactory to the Landlord. Work may not begin until such requirements have been satisfied.

      4.4 Landlord shall purchase and install, at your expense, all lamps, tubes, bulbs, starters and ballasts.

                        V. FLOOR LOAD - HEAVY MACHINERY

      5.1 You may not place a load upon any floor in the Premises or Building exceeding the floor load which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and positions of all business machines and mechanical equipment, including safes, all of which shall be so placed as to distribute the weight. You shall place and maintain your business machines and mechanical equipment in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. You may not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent, which consent may include a requirement to provide insurance, naming Landlord as an insured, in such amounts as Landlord may deem reasonable. Notwithstanding the foregoing, proper placement of all such business machines, etc. in the Premises shall be your responsibility as Tenant.

      5.2 If any such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, you must employ only persons holding a Master Riggers's License to do such work; and all work in connection therewith must comply with applicable laws and regulations. Any such moving shall be at your own sole risk and hazard and you, as Tenant, will defend, exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or Suit resulting directly or indirectly from such moving.

               VI. ELECTRICAL SYSTEM: ENERGY CONSERVATION: WATER

      6.1 In order to assure that the Building's electrical standards are not exceeded and to avert possible adverse effect on the Building's electric system, you may not, without Landlord's prior consent, connect any fixtures, appliances or equipment to the Building's electric distribution system other than standard office equipment, such as typewriters, pencil sharpeners, adding machines, hand-held or desk top calculators, dictaphones, office computers and copies.

      6.2 Notwithstanding anything to the contrary contained in the Lease, Landlord reserves the right to implement policies and procedures it deems, in its reasonable judgment, to be necessary or expedient in order to conserve and/or preserve energy and related services, or to be necessary or required in order to comply with applicable government laws, rules, regulations, codes, orders and standards.

      6.3 If you shall use water for any purpose other than for ordinary lavatory and drinking purposes, Landlord may assess a reasonable charge for the additional water so used, or install a water meter and thereby measure your water consumption for all water purposes. In the latter event, you shall pay the cost of the meter and the cost of installation thereof and shall keep such meter and installation equipment in good working order and repair. You agree to pay for water consumed, as shown on such meter, together with the sewer charge based on such meter charges, as and when bills are rendered, and in default in making such payment Landlord may pay such charges and collect the same from you as an additional charge.

      6.4 The windows of the Building are designed for superior insulation and to reduce glare. Building standard blinds or drapes present and elegant appearance and contribute to the effectiveness of the Building's heating and cooling systems. You should keep the blinds or drapes closed when windows are exposed to the sun's rays in summer and keep them open when the sun is bright enough to provide warmth during the winter months.



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                           VII. SIGNS AND ADVERTISING

      Except as hereinafter provided, you may not place on the exterior of the Premises (including both interior and exterior surfaces or doors and interior surfaces of windows) or on any part of the Building outside the Premises, any signs, symbol, advertisement or the like visible to the public view outside of the Premises. Landlord shall withhold consent for signs or lettering on the entry doors to the Premises, unless such signs conform to Building standards adopted by Landlord. All signage must be in accordance with a plan or sketch of the sign to be placed on such entry doors submitted to and approved by Landlord in advance. Landlord agrees, however, to maintain a tenant directory in the lobby of the Building in which will be placed your name and the location of the Premises in the Building. Neither Landlord's name, nor the name of the Building or any Center, Office Park or other complex of which the Building is a part, or the name of any other structure erected therein shall be used without Landlord's consent in any advertising material (except on business stationery or as an address in advertising matter), nor shall any such name, as aforesaid, be used in any undignified, confusing, detrimental or misleading manner.

                   VIII. LIFE SAFETY AND EMERGENCY PROCEDURES

      In case of emergency situations such as power failure, water leaks or serious injury, call the Building Management Office immediately. In case of fire or smoke, pull the nearest alarm (located on your floor) and then call the Building Management Office.

                           IX. SMOKE FREE ENVIRONMENT

      Smoking is not permitted in the lobby, hallways, corridors or stairs.